Exhibit 99.2

Combination of VAALCO Energy, Inc. & TransGlobe Energy Corporation

A Diversified African-focused E&P Business

Supporting Sustainable Growth & Shareholder Returns

VAALCO ENERGY, INC.

TransGlobe Energy CORPORATION

July 2022











Today's Presenters



George Maxwell
VAALCO Chief Executive Officer

- >25 years' experience in O&G
- Founded Eland Oil & Gas Plc in 2009, served as CEO and Board member
- Eland acquired by Seplat Petroleum Development Company Plc in 2019
- Additional previous experience in Africa, Europe and North America, among other regions
- Significant experience in executive leadership and as E&P board member



Ron Bain
VAALCO Chief Financial Officer

- >25 years' O&G experience
- Experience spans capital markets, statutory reporting, taxation and compliance in numerous African countries
- Previously CFO and board member of Eland Oil & Gas Plc
- Previous roles at BJ Services and Baker Hughes
- Roles included leading financial integration planning for Baker Hughes during the GE Oil & Gas merger

Recommended All-Share Business Combination of VAALCO & TransGlobe

VAALCO ENERGY, INC. TransGlobe Energy CORPORATION

VAALCO and TransGlobe's boards unanimously support the transaction

Key Terms	> Recommended all-share business combination, to be executed via a Canadian Plan of Arrangement > 0.6727 of a VAALCO share per TransGlobe share > Resulting equity ownership in combined group of 54.5% VAALCO, 45.5% TransGlobe[1] > Represents a premium of 24.9% based on VAALCO and TransGlobe's 30-day VWAP as of 13 July 2022[2]
Combined Company Board	> 7 person board – comprising 6 non-executives (3 VAALCO and 3 TransGlobe) and CEO of VAALCO > Andrew Fawthrop – non-executive Chair of VAALCO
Management Team & Employees	> George Maxwell – CEO and Director of VAALCO, Ron Bain – CFO of VAALCO > Combination of exceptionally strong teams, with complementary skills across Egypt, Canada, Gabon & Equatorial Guinea > Randy Neely, Edward Ok, and Geoff Probert expected to remain with the business through a 3-6 month transition period > TransGlobe teams in Egypt and Canada provide a skillset applicable to the entire combined portfolio
Listings	> To be retained under the name VAALCO, with NYSE and LSE listings to be retained under the ticker: "EGY"
Timetable	> VAALCO and TransGlobe Shareholder Votes – Q3/Q4 2022 > Completion – expected Q3/Q4 2022

(1) Calculated based on each company's basic outstanding shares as of the date of the Arrangement Agreement
(2) Calculated as the volume-weighted average price for the 30 preceding trading days for VAALCO (US$7.53/share) and TransGlobe (US$4.06/share)

A Combination with a Compelling Strategic Rationale

Creating a world-class African-focused E&P supporting sustainable growth and shareholder returns

- **Complementary Businesses Creating a Diversified, African-Focused E&P**
- **Robust Balance Sheet and Financial Framework Supporting Shareholder Returns**
- **Opportunity-Rich Portfolio with a High Quality Inventory of Growth Options**
- **Proven Team with an Established Track Record of Value Creation**
- **Enhanced Investment Proposition for the Global Capital Markets**

A Diversified African-Focused E&P

Complementary businesses coming together to create a stronger, Pan-African entity

A Growing, Diversified Footprint in Africa



Operated
Operated
Operated

- Full-cycle portfolio with material production and cash flows
- 100% operated assets
- Critical mass of operations with running room for growth
- Combination of two highly capable subsurface/technical, operational and business development teams

Gabon *(offshore)* P D A E

Etame Marin Permit WI 58.8% (Operated)

2022E Prod (NRI)(1)(2): 9.5-10.5 mbopd
1P Reserves (NRI)(1)(3): 11.2 mmbbl
2P Reserves (NRI)(1)(4): 17.0 mmbbl

Egypt *(onshore)* P D A E

Eastern Desert WI 100% (Operated)
South Ghazalat WI 100% (Operated)

2022E Prod (NRI)(1)(2): 6.9 mbopd
1P Reserves (NRI)(1)(5): 12.4 mmbbl
2P Reserves (NRI)(1)(5): 17.4 mmbbl

Equatorial Guinea *(offshore)* P D A E

Block P WI 45.9%(6) (Operated)

Completed feasibility study of Venus standalone project in 2021 and proceeding to a field development plan

Canada *(onshore)* P D A E

Harmattan WI 94.5% (Operated)

2022E Prod (NRI)(1)(2): 2.2 mboepd
1P Reserves (NRI)(1)(5): 8.4 mmboe
2P Reserves (NRI)(1)(5): 16.9 mmboe

P Production D Development A Appraisal E Near-Field Exploration

Supported by High-Quality Canadian Acreage



Operated

- Majority operated assets
- Significant near-term growth potential through large drilling inventory
- Highly cash generative in current price environment
- High-quality technical team supporting the wider business
- North American drilling, completion and unconventionals technologies with applications across broader portfolio

Building scale and diversification with an operated, full-cycle, low-risk, high return portfolio

(1) Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty.
(2) 2022 guidance production. TransGlobe NRI production guidance based on management estimates on royalty and tax rates used for calculation.
(3) Reserves estimates prepared in accordance with U.S. Standards. See "Disclaimer – Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.
(4) 2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.
(5) Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in the Canadian Oil and Gas Evaluation Handbook ("COGEH") and the reserves definitions contained in the NI 51-101 Standards of Disclosure for Oil and Gas Activities ("NI 51-101"). See "Disclaimer – Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates," and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.
(6) Participating interest of 45.87% inclusive of 2.87% which is awaiting Minister of Mines and Hydrocarbons approval of Amendment 4 of the PSC

Enhancing Financial Resilience

Combination of two financially strong companies positions the group for enhanced growth and shareholder returns

Combining Two Companies with Financial Strength

		TransGlobe[1][2]	VAALCO[2]
2021 Average Realized Brent Price	*US$/bbl*	70.68	70.66
2021 Sales Volumes	*mboepd*	13.48	7.42
2021 Operating Cash Flows[3]	*US$m*	44.96	50.12
2021 Capital Expenditures[3]	*US$m*	26.73	16.56[4]
2021 Free Cash Flow[3]	*US$m*	18.23	33.56

Q1 2022 Net Cash (US$ million)[3]



34
45[5]
19
TransGlobe
VAALCO

Financial Priorities for the Combined Company

Target Dividend
- Dividend of US$28 million annualized (paid quarterly)

Maintain Balance Sheet Strength
- Both companies in a net cash position with a shared philosophy of fiscal prudence and financial discipline
- Maintain sufficient balance sheet liquidity and low financial leverage through-cycle

Disciplined Investment in Growth
- Optimize capital allocation and high-grade growth opportunities in the enlarged portfolio to focus on highest return projects
- Inorganic opportunities to be screened with reference to strict strategic, financial and operational criteria

Supplemental Shareholder Returns
- Focus on enhancing shareholder distributions through returning excess cash via supplemental buybacks and/or dividends

(1) TransGlobe 2021 results are prior to the Merged Concession Agreement on the Eastern Desert assets.
(2) VAALCO reports under U.S. GAAP and TransGlobe reports under IFRS. See "Disclaimer" for more information.
(3) Non-GAAP or Non-IFRS financial measure, as applicable. Non-GAAP and other financial measures (including supplemental financial measures) do not have a standardized meaning under IFRS and therefore may not be comparable to similar measures presented by other companies. See appendix for reconciliation to U.S. GAAP or IFRS. See "Disclaimer" for more information.
(4) Prior to VAALCO's acquisition of Sasol's interest in Etame
(5) Proceeds from March 2022 lifting were US$[illegible] million, received in April 2022.

Experienced Team to Deliver Combination Benefits

Demonstrable track record of creating and delivering value to shareholders

VAALCO Executives



George Maxwell
Chief Executive Officer and Director

- >25 years' experience in O&G
- Founded Eland Oil & Gas Plc in 2009, served as CEO and Board member
  - Listed Eland on AIM for £134.9m and sold to Seplat Petroleum Development Company Plc in 2019 for £382m
  - Grew production at flagship asset, OML 40, from zero to over 22 mbopd when sold
- Previously Nigerian general manager for Addax Petroleum, sold to Sinopec in 2009 for US$7.2 billion
- Additional previous experience in Africa, Europe and North America, among other regions
- Significant experience in executive leadership and as E&P board member



Ron Bain
Chief Financial Officer

- >25 years' O&G experience
- Experience spans capital markets, statutory reporting, taxation and compliance in numerous African countries
- Previously CFO and board member for Eland Oil & Gas Plc, prior to its sale to Seplat Petroleum Development Company Plc
- Previously Finance Director at Subsea Services and prior to this held roles at BJ Services and Baker Hughes
- Roles include leading financial integration planning for Baker Hughes during the GE Oil & Gas merger

Combined Company CEO and CFO

TransGlobe Executives



Randy Neely
President and CEO



Geoff Probert
VP and COO



Eddie Ok
VP and CFO

TransGlobe team committed to a transition period to support business integration and the stability and continuity of operations

Strengthened Oversight and Governance

Combined Board drawing on both companies to provide stewardship and continuity of independent oversight



Andrew L. Fawthrop
Chairman

Chevron HOEC UNOCAL



George Maxwell
Chief Executive Officer

TEXACO ABB ADDAX PETROLEUM eland



Cathy Stubbs
Director

Aspire Holdings, LLC devon KPMG



David Cook
Director

bp DONG energy INEOS NORECO TAQA western ZAGROS



Edward LaFehr
Director

BAYTEX bp TALISMAN TAQA



Timothy Marchant
Director

bp University of Calgary valeura energy inc.



Fabrice Nze-Bekale
Director

ACT FGIS Orabank SEM Standard Bank

☐ Independent Non-Executive Directors

Building a Business of Scale and Resilience

Combination diversifies production and income streams, creating a business with critical mass

2022 Full Year Production Guidance (NRI)[1] (mboepd) - 96% Oil & Liquids



2.1 – 2.3
6.6 – 7.2
9.5 – 10.5
18.3 – 20.0
VAALCO
TransGlobe[2]
Combined Company[3]
Gabon
Egypt
Canada

2022 Full Year Production Guidance (WI)[4] (mboepd)



2.4 – 2.6
10.0 – 10.8
10.9 – 12.1
23.3 – 25.5
VAALCO
TransGlobe
Combined Company[3]
Gabon
Egypt
Canada

- Enhanced risk management with cash flows and value diversified across multiple assets and operating jurisdictions
- Greater optionality within portfolio to high-grade and sequence investment opportunities to optimize returns
- Pooling of operational best practices, skills and technology across broader portfolio
- Combined scale enhances access to a broader set of capital sources relative to each company individually

(1) Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty.
(2) TransGlobe NRI production guidance based on management estimates of the royalty and tax rates used for calculation.
(3) Aggregated figure prepared by management and not reviewed by competent person. Production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information.
(4) Net Working Interest share of volumes before deduction of royalty.

A Reserve Base to Support Long-Term Growth

Significant running room for further growth within existing reserves and additional resource upside

2021YE Proved Reserves (NRI) (mmboe) – 92% Oil



8
12
32
11
VAALCO (1)
TransGlobe (2)
Combined Company (3)
Gabon
Egypt
Canada

2021YE 2P Reserves (NRI) (mmboe) – 90% Oil



17
17
51
17
VAALCO (4)
TransGlobe (2)
Combined Company (3)
Gabon
Egypt
Canada

2021YE Proved Reserves (WI)[5] (mmboe) – 92% Oil



10
18
41
13
VAALCO (7)
TransGlobe (6)
Combined Company (3)
Gabon
Egypt
Canada

2021YE 2P Reserves (WI)[5] (mmboe) – 91% Oil



19
27
66
20
VAALCO (4)
TransGlobe (6)
Combined Company (3)
Gabon
Egypt
Canada

(1) Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty. Reserves estimates prepared in accordance with U.S. Standards. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.
(2) Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with standards set out in COGEH and the reserves definitions contained in NI 51-101. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.
(3) Aggregated figure prepared by management and not reviewed by competent person. Reserve figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information
(4) 2P reserves represent proved plus probable estimates are prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information.
(5) WI numbers are pre deduction of royalties.
(6) Reserves were determine in accordance with the standards set out in the COGEH and the reserves definitions contained in NI 51-101.
(7) 1P reserves represent proved estimates before deduction of royalties prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information.

Tangible Inventory of Growth Opportunities

Combined business will be more favorably positioned to capitalize on organic and inorganic growth opportunities

VAALCO ENERGY, INC. | TransGlobe Energy Corporation

Baseline Production

VAALCO ENERGY, INC. | TransGlobe Energy Corporation

Combined Production[(1)]:
FY 2022 guidance of ~19.1 mboe/d

> **Optimization of existing production base**

> **Identify operating efficiencies to optimize returns through application of complementary skills and technology to the entire combined portfolio**

Near-Term Growth

- Etame infill drilling
- Block G&H Exploration
- Egypt infill drilling / recompletions
- Accelerating Canadian drilling

Medium-Term Growth

- Long-term Etame drilling
- Block P development
- Egyptian 2C development

Systematically identify and execute on inorganic growth opportunities, with reference to strict strategic, financial and operational criteria

Key Strategic Focus Areas

- Enhanced management focus on core assets
- Increased internal competition for capital allocation
- Continual portfolio optimization
- Environmental stewardship
- Stronger M&A platform for inorganic growth

(1) 2022 guidance production. Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty. Aggregated figure prepared by management and not reviewed by competent person. Production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. TransGlobe NRI production estimates based on management estimates on the royalty and tax rates used for calculation. See "Disclaimer – Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information.

Actively Delivering Tangible Growth

Combining two businesses with strong operational momentum and value creation catalysts


Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3 '23
Q4 '23
Gabon - Etame
FSO Commences Operations
Well Drilling
N. Tchibala 2H-ST
Ebouri 6H
Northeast Avouma
Gabon & Equatorial Guinea
Block G12-13: PSC Negotiations
Block P: Field Development Plan
Egypt - Western Desert
K-Field Infill Drilling
11 infill wells to be drilled between Q3'22 and Q2'23
K-Field Water Flood Test Well
1 WI well
H-Field Water Flood Program
2 WI wells
H-Field Infill Drilling
H-Field step-out well
Arta Phase 1 Drilling / Completions
2 horizontal wells
Arta Phase 2 Drilling / Completions
3 horizontal wells
Canada
Drilling
7-10 wells per year, with the ability to scale up or down with macro environment

Note: Table is indicative only. Actual results may vary.

Environmental, Social, Governance

Cultural alignment, shared track record for environmental stewardship and enhanced ability to deliver an effective ESG agenda

Track Record and Commitment of Combined Group

Environmental

- **Zero significant/reportable environmental incidents past 5/10 years**
- **Scale enhances development of climate resilience strategies, including:**
  - **Defining investment programs to enhance emissions control**
  - **Targeted plan to reduce methane emissions**
  - **Access to renewable energy sources**

Social

- **Exceptional operational and process safety performance**
- **Track record of significant socio-economic contributions to host countries:**
  - **Tax and royalty payments**
  - **Spend with national suppliers**
  - **Advanced workforce nationalization programs, in step with local content objectives**
- **Social license to operate underpinned by proactive community and NGO engagement**

Governance

- **Commitment to highest standard of transparent and ethical behavior**
- **Zero reported policy non-compliance events/incidents**
- **Full compliance with respective corporate governance codes to be maintained post-merger**
- **Full alignment to SASB ESG reporting framework and engaged in TCFD program**

VAALCO Select ESG Performance

- **Zero reportable hydrocarbon (oil) spills** over c.20 year operating history
- Undertook a comprehensive baseline study **to manage and reduce carbon footprint**
- **Launched wildlife inventory project in 2021**
- Contributed towards the **installation of water wells, solar lights, and supply of medical equipment** in Gabon





TransGlobe Select ESG Performance

- **TRCF[1] reduction from 2.1 to 1.0** (2018-2021)
- Currently assessing **venting elimination** and **pump/heater power options**
- **Established HSES[2] & integrity management system**
- Supported the **purchase of 50 new houses for families affected by floods** and the **purchase and delivery of Covid relief packages in Egypt**





(1) TRCF: Total Recordable Case Frequency
(2) HSES: Health Safety and Environmental Services

Enhanced Proposition for **Global Capital Markets**

Bringing together two companies with a strong equity market track record

VAALCO Share Price 2-Year Performance vs. Brent



Total Volumes
VAALCO
Brent Rebased
10.0
7.5
5.0
2.5
0.0
US$/share
24
18
12
6
0
Total Volumes (million shares)
+428%
+129%
Jul 20
Nov 20
Mar 21
Jul 21
Nov 21
Mar 22
Jul 22

TransGlobe Share Price 2-Year Performance vs. Brent



Total Volumes
TransGlobe
Brent Rebased
8.0
6.0
4.0
2.0
0.0
C$/share
24
18
12
6
0
Total Volumes (million shares)
+398%
+129%
Jul 20
Nov 20
Mar 21
Jul 21
Nov 21
Mar 22
Jul 22

Source: FactSet as at 13 July 2022
Brent performance is rebased to VAALCO and TransGlobe share price respectively.
Total volumes represent daily exchange trading volumes for VAALCO's listings on LSE and NYSE and TransGlobe's listings on TSX, AIM, and NASDAQ respectively

- **Combination brings together two E&Ps with similar strong equity market performance**
- **Combined company better equipped to deliver sustainable growth and returns**
- **Enhanced scale provides greater relevance in E&P capital markets**
- **Additional trading liquidity with a larger number of shares traded**
- **VAALCO's NYSE and LSE listings promote transatlantic trading**

Transaction Timetable

Completion expected in Q3/Q4 2022

13 July 2022	> Arrangement agreement signed – 13 July 2022
August 2022	> Shareholder proxy documents filed with SEC and TSX
Q3 / Q4 2022	> Shareholder meetings in November 2022 if subject to SEC review, otherwise by early October 2022
Q3 / Q4[1] 2022	> UK prospectus publication
Q3 / Q4[1] 2022	> Issuance of consideration shares and completion

(1) Subject to shareholder approval and satisfaction of other closing conditions.

A Combination with a Compelling Strategic Rationale

Creating a world-class, diversified African-focused E&P supporting sustainable growth and shareholder returns

Complementary Businesses Creating a Diversified, African-focused E&P	> Established positions in prolific basins in Africa (Egypt, Gabon and Equatorial Guinea) and Canada > Combined group with oil-focused production and mid-point guidance of ~19.1 mboepd[1] in 2022 > Scale enhances financial strength, risk management, portfolio optionality
Robust Balance Sheet and Financial Framework Supporting Material Shareholder Returns	> Target dividend of US$28 million annualized (paid quarterly), with excess cash supporting supplemental shareholder returns > Low-cost production base underpinning strong free cash flow generation > Combination of two entities with net cash balance sheets and a shared commitment to financial discipline
High-Quality Opportunity-Rich Portfolio	> Enlarged growth opportunity set: Gabon (Etame, Block G12-13), Egypt (Eastern Desert), Equatorial Guinea (Venus/Europa) and Canada > Greater optionality within portfolio to high-grade investment opportunities to optimize returns
Proven Team with Established Track Record of Value Creation	> Management with demonstrable track record of creating and delivering value to shareholders > Highly capable operational teams with complementary skillsets
Enhanced Proposition for Global Capital Markets	> Greater scale, diversification and financial resilience to provide access to a broader range of capital sources > Enhanced investor visibility and trading liquidity, with VAALCO's pro-forma share liquidity expected to increase by ~45%[2]

(1) 2022 guidance production. Net Revenue Interest ("NRI") share of volumes on a working interest basis, after deduction of royalty. Aggregated figure prepared by management and not reviewed by competent person. Production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. TransGlobe NRI production estimates based on management estimates on the royalty and tax rates used for calculation. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information.

(2) Based on average 2022 year-to-date (13 July 2022) trading liquidity across exchanges for both companies, with TransGlobe volumes adjusted by the exchange ratio

APPENDIX – ASSET OVERVIEWS

Creating a Diversified African E&P Business
Supporting Sustainable Growth & Shareholder Returns

Gabon: Etame Offshore License

Production from multiple reservoirs, wells and platforms, with recovery factors approaching or exceeding 50%

VAALCO	Sinopec (Addax)	PetroEnergy
58.8% WI[1] Operator	**31.4% WI**	**2.3% WI**

Asset Overview

- Operator of Etame licences in Gabon with 63.6%[1] participating interest
- Located in prolific South Gabon basin in shallow water (~85m)
- Significant production potential:
  - Produced ~126 gross mmbbl to date
  - Production grown from 4,853 NRI bbl/d in FY'20 to 9,500 NRI bbl/d in March '22
- 2P reserves (net) of 17.0 mmboe[2]
- Numerous undrilled opportunities at moderate drilling depths (1,800m to 2,900m TVD)



VAALCO
Ebouri
E Ebouri
Etame
FPSO
Pipeline
W Etame
SW Etame
S Etame
SE Etame
N Tchibala
S Tchibala
Avouma
SW Avouma

(1) Gabon working interest is net of Tullow carried interest, participating interest would be 63.6% and Net Revenue Interest (NRI) includes deductions for the Gabonese national government and Tullow carried interest (51.2%)
(2) 2P reserves represent proved plus probable estimates after deduction of royalties and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers using VAALCO management assumptions. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." for more information

Etame: Track Record of Success

Growing production through the drill bit, increasing margins and extending field life

- Consistent acreage extensions and seven successful drilling programs over 20 years
- Production from horizontal wells can exceed 5,000 bopd, with limited pressure drawdown and recovery factors of up to 50% or more
- Successful development wells in 2021/2022 so far:
  - Etame 8H-ST: initial flow rate of ~5,000 bopd (gross), above internal estimates
  - Avouma 3H-ST: initial flow rate of ~3,100 bopd (gross), above internal estimates
  - ETBSM 1H-ST: add new reserves
- Current drilling program forecast to grow production to 7,000 – 8,000 bopd
- Material margin increase and field life extension through FSO production solution, expected online in Q3 2022
  - Storage and offloading costs to reduce by ~50%
  - ~US$13-16 million net operational savings through to 2030

Etame Marin: Gross Proven (1P) Reserves[1]


1P Reserves (mmbbl)
0
20
40
60
80
100
120
140
160
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Etame Marin: Gross Production


bopd (avg per year)
0
5,000
10,000
15,000
20,000
25,000
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 H1 2022 H2 2023
Etame Pre-2010
Avouma
Ebouri
2010
13/14
14/15
19/20
21/22

(1) 1P reserves represent gross proved estimates and prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.

Egypt: Eastern Desert Merged Concession

Newly merged concession offering attractive fiscal terms to enable further development

TransGlobe

100% WI

Operator

Asset Overview

- Located in Egypt's Eastern Desert
- Newly merged concession, signed in 2021 and ratified in early 2022, brings together three previously separate PSCs
  - 20-year (15-year primary + 5-year option) contract period
  - Improved fiscal terms to support future growth
  - US$50m minimum investment in each five year period for the 15 year primary term
  - Four annual payments of US$10m remaining as compensation to EGPC for reduced government take



Cairo
Western Desert
Eastern Desert
Legend
TransGlobe Fields
Merged Concession
Development Lease Boundaries
Oil Pipeline
Terminals
0 2.5 5 7.5 10
Kilometers

Egypt: Positioned for Long-Term Value Creation

Extended field life supports long term sustainable investment, including ESG projects

- Drilled over 250 wells in past 10+ years
- 2P reserves (net) of 17.4 mmbbl; 1P (net): 12.4 mmbbl[1]
  - Including South Ghazalat 2P reserves (net) of 0.2 mmbbl; 1P reserves (net) of 0.2 mmbbl
- Positioned for long-term value creation, with new fiscal terms allowing the assets to remain investible at lower oil prices
  - Advancing primary, secondary, and tertiary development programs to increase recoveries and production
  - Initial projects including K-field and Arta are being executed currently
  - Portfolio of incremental projects identified for maturation
- Resource recovery opportunities could support a profitable growth runway over a 20-year period



Gulf of Suez
38A Field
Arta Phase 1 Development
Arta/East Arta
Recompletes/optimization
Arta Field
E. Arta Field
Hoshia
Optimization
Hana/Hana W Fields
H-block Appraisal & Development Exploration
H-Field
K-Field
M-Field
Infill Drilling
Recompletes/optimization
Exploration
Legend

(1) Net reserves are TransGlobe's working interest share after deduction of royalties. Net reserves in Egypt include TransGlobe's share of future cost recovery and production sharing oil after the government's royalty interest but before reserves relating to income taxes payable. Under this method, a portion of the reported reserves will increase as oil prices decrease (and vice versa) as the barrels necessary to achieve cost recovery change with prevailing oil prices. Reserves were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See "Disclaimer – Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.

Canada: Harmattan Cardium Assets

A core play in the Western Canadian Sedimentary Basin (WCSB) with substantial potential remaining

Asset Overview

WI Production

- 2022 Q1 production (WI) of 2.4 mboepd[1]
- 2022 average production guidance (WI) of 2.4 mboepd to 2.6 mboepd[2][3][4]

Reserves – 31 December 2021

- 1P – 8.4 mmboe (NRI)[5], 9.8 mmboe (WI)[2][3]
- 2P – 16.9 mmboe (NRI)[5], 19.4 mmboe (WI)[2][3]
  - ~ 70% light oil and liquids on a Boe basis

Development Plan

- Plans to drill and complete 7 wells at South Harmattan in 2022
- Medium-Term (2023+): focus on production maintenance and free cash flow growth across Harmattan sites
- Potential to drill in excess of 80 locations over the next 4-6 years[6]
- Synergies through centralized oil facility, owned gas infrastructure and a sales oil pipeline to reduce trucking



TGL Rights
2022 Drills
HARMATTAN
5 miles

(1) Includes 821 boepd of light and medium crude oil, 768 boepd of natural gas liquids, and 4,558 Mcf/d of conventional natural gas.
(2) Reserve and production estimates were determined in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates." and "Disclaimer – Oil & Gas Advisories Relating to TransGlobe" for more information.
(3) Net Working interest ("WI") share of volumes before deduction of royalty.
(4) 2022 guidance production.
(5) Net revenue interest ("NRI") reserves are TransGlobe's working interest share after deduction of royalties.
(6) See "Disclaimer – Oil & Gas Advisories Relating to TransGlobe".

Equatorial Guinea: Block P

Accelerating value creation through a new core area

VAALCO	Atlas	GEPetrol
45.9%[1] WI Operator	34.1% WI	20% WI Carried Interest

Material Development Opportunity with Further Upside

- All wells drilled on block P have oil shows or oil sands
- PSC license period is for 25 years from date of approval of a development and production plan
- GEPetrol carried through to 1st production, to be recovered from their share of production
- Two significant discoveries in Venus and Europa, with additional prospectivity in the SW Grande prospect
- Discoveries on Block were made by Devon, a prior operator/owner

Current Status

- In 2021, completed feasibility study of Venus standalone project
- Proceeding to field development plan



0
10km
Block P
CAMEROON
EQUATORIAL GUINEA
Block P PDA
Gulf of Guinea
SWG COMPLEX
VENUS Discovery
EUROPA Discovery
Block P PDA
CAMEROON
EQUATORIAL GUINEA
GABON

(1) Participating interest of 45.87% inclusive of 2.87% which is awaiting Minister of Mines and Hydrocarbons approval of Amendment 4 of the PSC

Gabon: Provisional Offshore Blocks

Additional Upside in Gabon Outside of Etame Adjacent to Existing Discoveries

BW Energy	VAALCO	Panoro Energy
37.5% WI Operator	**37.5% WI**	**25% WI**

Blocks Adjacent to Etame and Dussafu Producing Fields



Etame
Gabon
G12-13
Republic of Congo
Moubenga
Hibiscus North
Walt Whitman
Hibiscus
Ruche NE
Ruche
Tortue
Ruche EEA
Dussafu
H12-13

Asset Overview

- Provisionally awarded two blocks in 12th Offshore Licensing Round in Gabon, subject to concluding PSC terms with the Gabonese government
  - Block G12-13 covers an area of 2,989 km² and block H12-13 covers an area of 1,929 km2
  - 2 exploration periods totaling 8 years which may be extended by two additional years
- Adjacent to Etame and Dussafu, which are highly successful exploration, development and production projects
  - Etame operated by VAALCO; Dussafu operated by BW Energy
  - Over the past 20 years Etame and Dussafu have ~ 250 mmbbl discovered
- During the first exploration period:
  - Intend to reprocess existing seismic and carry out a 3-D seismic campaign
  - Drilling one exploration well on each of the two blocks
  - In the event the consortium elects to enter the second exploration period, the consortium will be committed to drilling at least one exploration well on each block

Appendix

U.S.-GAAP / IFRS Reconciliation

Free Cash Flow

		TransGlobe	VAALCO
2021 Operating Cash Flows	*US$m*	44.96[1]	50.12[3]
2021 Capital Expenditures	*US$m*	(26.73)[2]	(16.56)[4]
2021 Free Cash Flow	***US$m***	**18.23**	**33.56**

Net Cash

		TransGlobe	VAALCO
Cash / Cash and cash equivalents	*US$m*	37.25	18.94
Long-term debt	*US$m*	(3.14)	-
Net cash	***US$m***	**34.11**	**18.94**

Reserve Disclosure[5]

	VAALCO	TransGlobe	
	Gabon	Egypt	Canada
1P Net Revenue Interest	11.2 mmbbl (U.S.)	12.4 mmbbl	8.4 mmboe
1P Working Interest	12.9 mmbbl (UK)	18.2 mmbbl	9.8 mmboe
2P Net Revenue Interest	17.0 mmbbl (UK)	17.4 mmbbl	16.9 mmboe
2P Working Interest	19.5 mmbbl (UK)	26.7 mmbbl	19.4 mmboe

TransGlobe 2021 Production Split (Canadian Standards)

		Working Interest Production	Product Sales
Egypt crude oil	*bopd*	10,578	11,202
Canada light and medium crude oil	*bopd*	758	758
Canada NGL	*boepd*	740	740
Canada conventional natural gas	*mcfd*	4,667	4,667

(1) Per 2021 Annual Report (a copy of which can be found on TransGlobe's SEDAR profile (www.sedar.com)) this is referred to as "Net cash generated by operating activities".
(2) The sum of "Additions to intangible exploration and evaluation assets" (US$2.389 million) and "Additions to petroleum and natural gas assets" (US$24.636 million). Added figures are taken from the 2021 Annual Report.
(3) Per 2021 Annual Report this is referred to as "Net cash provided by operating activities".
(4) Per 2021 Annual Report this is referred to as "Property and equipment purchases". Prior to the purchase of Sasol's interest in Etame.
(5) Reserves and production figures of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable. See "Disclaimer - Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates" for more information.

Disclaimers

No Offer or Solicitation

This investor presentation ("Presentation") shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed arrangement ("proposed arrangement") between VAALCO Energy, Inc. ("VAALCO") or TransGlobe Energy Corporation ("TransGlobe"). This Presentation is for information purposes only and shall not constitute a recommendation to participate in the proposed arrangement or to purchase any securities. This document does not constitute an offer to sell or issue, or the solicitation of an offer to buy, acquire or subscribe for any securities in any jurisdiction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or by means of a prospectus approved by the Financial Conduct Authority, or an exemption therefrom. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed arrangement and for no other purpose. The information herein does not purport to be all-inclusive. Please refer to the arrangement agreement between TransGlobe and VAALCO dated July 13, 2022, plan of arrangement and other related transaction documents for the full terms of the arrangement. Please also refer to the "Important Information About the Proposed Arrangement and Where to Find It" paragraph below. Neither VAALCO, TransGlobe nor any of their respective affiliates have any obligation to update this Presentation. Although all information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding the proposed arrangement. Recipients of this Presentation should each make their own evaluation of VAALCO, TransGlobe and the proposed arrangement and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry Data

Information contained in this Presentation concerning the industry and markets in which either VAALCO or TransGlobe operates, including any general expectation, market position, market opportunity and market size, is based on information from either management's estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. In some cases, VAALCO and TransGlobe may not expressly refer to the sources from which this information is derived. Management estimates are derived from industry and general publications; research, surveys and studies conducted by third parties; VAALCO's and TransGlobe's knowledge of the industry; and assumptions based on such information and knowledge, all of which VAALCO and TransGlobe believe to be reasonable. In addition, assumptions and estimates relating to VAALCO, TransGlobe and their respective industries' future performances are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause their future performances and actual market growth, opportunity and size and the like to differ materially from the underlying assumptions and estimates. None of VAALCO, TransGlobe or their affiliates have independently verified any of the data from independent third party sources referred to in this Presentation or ascertained the underlying assumptions relied upon by such sources.

Trademarks and Trade Names

VAALCO and TransGlobe own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with VAALCO or TransGlobe, or an endorsement or sponsorship by or of VAALCO or TransGlobe. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that VAALCO or TransGlobe will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Use of Projected Financial Information

This Presentation contains projected financial information with respect to VAALCO and TransGlobe, namely expected production. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent auditors and the independent registered public accounting firms of VAALCO and TransGlobe have not audited, reviewed, compiled or performed any procedures with respect to the projected financial information for the purpose of their inclusion in this Presentation, and accordingly, none of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

Use of Non-GAAP and Other Financial Measures

Some of the financial information and data contained in this Presentation, such as free cash flow, capital expenditures and net cash, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP") or with the International Standards of Financial Reporting ("IFRS"). VAALCO and TransGlobe believe these non-GAAP, non-IFRS, or other financial measures of financial results, respectively, provide useful information to management and investors regarding certain financial and business trends relating to each of VAALCO's and TransGlobe's financial condition and results of operations. VAALCO and TransGlobe believe that the use of these non-GAAP, non-IFRS, or other financial measures, respectively, provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing each of VAALCO's and TransGlobe's financial measures with other similar companies, many of which present similar non-GAAP, non-IFRS, or other financial measures to investors. Each of VAALCO's and TransGlobe's management does not consider these non-GAAP, non-IFRS, or other financial measures, respectively, in isolation or as an alternative to financial measures determined in accordance with GAAP or IFRS, as the case may be. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP or IFRS to be recorded in VAALCO's and TransGlobe's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these financial measures. In order to compensate for these limitations, Each of VAALCO's and TransGlobe's management presents non-GAAP financial or other financial measures in connection with GAAP or IFRS results.

Capital Expenditures

TransGlobe uses capital expenditures to measure its capital investments compared to its annual capital budgeted expenditures. TransGlobe's capital budget excludes the accounting impact of any accrual changes. The most directly comparable measure under IFRS is cash flow used in investing activities. Refer to TransGlobe's Management's Discussion and Analysis for the year-ended December 31, 2021, which is available at SEDAR for a reconciliation to the nearest GAAP measure.

Free Cash Flow

Free cash flow is a supplemental financial measure. Free cash flow is comprised of operating cash flows as determined in accordance with IFRS, less capital expenses.

Net Cash

Net cash is a non-GAAP financial measure that does not have any standardized meaning under IFRS/US GAAP and therefore may not be comparable to similar measures presented by other companies. TransGlobe considers net cash to be a key measure to assess TransGlobe's liquidity position at a point in time. The most directly comparable GAAP measure for net cash is cash and cash equivalents. Net cash is equal to total cash and cash equivalents less long-term debt. TransGlobe's net cash position at March 31, 2022 of $34 million was determined by taking the March 31, 2022 cash balance of $37 million, less long-term debt of $3 million at March 31, 2022. VAALCO's net cash position at March 31, 2022 of $19 million was equal to the March 31, 2022 cash and equivalent balance.

Disclaimers (cont.)

VAALCO ENERGY, INC. TransGlobe Energy CORPORATION

Caution to U.S. and Canadian Investors Regarding Management's Reserve Estimates
Aggregated reserves figures prepared by management and not reviewed by competent person as required by local requirements. Reserve estimates of VAALCO and TransGlobe are prepared under different standards and may not be directly comparable in all relevant respects. References to reserves in this Presentation represent crude oil and natural gas reserves only and, in each case, prepared by VAALCO management and TransGlobe management. VAALCO's 1P reserves, net of royalties, were prepared in accordance with United States Financial Accounting Standards Board's ("FASB") ASC Topic 932 – Extractive Activities – Oil and Natural Gas under U.S. GAAP and subpart 1200 of Regulation S-K promulgated by the SEC (the "U.S. Standards"). VAALCO's proved reserves "1P" on a working interest basis prior to deduction of royalties and VAALCO's proved plus probable "2P" reserves represent estimates prepared in accordance with the definitions and guidelines set forth in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers as of December 31, 2021 using escalated crude oil price and cost assumptions made by VAALCO's management. The U.S. Standards definitions of proved and probable reserves are different from the definitions contained in the 2018 Petroleum Resources Management Systems approved by the Society of Petroleum Engineers as of December 31, 2021 and from Canadian National Instrument 51-101 – *Standards of Disclosure for Oil and Gas Activities* ("NI 51-101"). As a result, VAALCO's 1P working interest and 2P reserves may not be comparable to U.S. Standards or Canadian standards. The U.S. Standards require United States oil and gas reporting companies, in their filings with the SEC, to disclose only proved reserves after the deduction of royalties and production due to others but permits the optional disclosure of probable and possible reserves in accordance with SEC's definitions. VAALCO's 2P reserves may differ from the U.S. Standards and Canadian standards definitions of proved and probable reserves. Management of VAALCO uses 1P working interest and 2P reserves as a measurement of operating performance because it assists management in strategic planning, budgeting and economic evaluations and in comparing the operating performance of VAALCO to other companies. Management of VAALCO believes that the presentation of VAALCO's 1P working interest and 2P reserves and of the combined reserves is useful to its international investors, particularly those that invest in companies trading on the LSE, in order to better compare such reserves information to other LSE-traded companies that report similar measures. VAALCO also believes that this information enhances its investors' and securities analysts' understanding of its business. However, 1P working interest and 2P reserves should not be used as a substitute for proved reserves calculated in accordance with the definitions prescribed by the SEC. In evaluating VAALCO's business, investors should rely on VAALCO's SEC proved reserves and consider 1P working interest and 2P reserves only supplementally.

Additionally, TransGlobe's reserves were determined in accordance with the standards set out in the Canadian Oil and Gas Evaluation Handbook (the "COGEH") and the reserves definitions contained in NI 51-101, as required for a Canadian reporting issuer under Canadian securities laws, and the 1P and 2P reserves estimates of VAALCO were not. The forecast of prices, inflation and exchange rates utilized in the TransGlobe reserves information were computed using the average of the forecasts of GLJ Ltd., McDaniel & Associates Consultants Ltd. and Sproule Associates Limited each dated January 1, 2022. None of VAALCO, TransGlobe, or either of their respective qualified independent reserves evaluators has been involved in the preparation of the other company's reserve estimates. Neither of VAALCO's nor TransGlobe's independent reserves evaluators have been involved with the preparation of the combined reserves information in this document. In addition to being a reporting issuer in all provinces of Canada, TransGlobe is a registrant with the SEC but is permitted to present disclosure of its reserves information in accordance with the standards set out in COGEH and the reserves definitions contained in NI 51-101. Estimates of reserves and future net revenue made in accordance with COGEH and NI 51-101 will differ from corresponding measures prepared in accordance with the U.S. Standards and those differences may be material. COGEH and NI 51-101, for example, require disclosure of reserves and related future net revenue estimates based on forecast prices and costs, whereas the U.S. Standards require that reserves and related future net revenue be estimated using average prices for the previous 12 months and that the standardized measure reflect discounted future net income taxes related to VAALCO's operations. In addition, COGEH and NI 51-101 permit the presentation of reserves estimates on a "company gross" basis, representing TransGlobe's working interest share before deduction of royalties, whereas the U.S. Standards require the presentation of net reserve estimates after the deduction of royalties and similar payments. There are also differences in the technical reserves estimation standards applicable under NI 51-101 and, pursuant thereto, the COGEH, and those applicable under the U.S. Standards. NI 51-101 requires that proved undeveloped reserves be reviewed annually for retention or reclassification if development has not proceeded as previously planned, while the U.S. Standards specify a five-year limit after initial booking for the development of proved undeveloped reserves. Finally, the SEC prohibits disclosure of oil and gas resources in SEC filings, including contingent resources, whereas Canadian securities regulatory authorities allow disclosure of oil and gas resources. Resources are different than, and should not be construed as, reserves. The foregoing is not an exhaustive summary of Canadian, U.S. or U.K. reserves reporting requirements. The management information circular to be prepared for the TransGlobe shareholder meeting will contain COGEH compliant reserves disclosure for VAALCO and for TransGlobe and such information, including any combined reserves information contained therein, shall replace the estimates contained in this document. VAALCO and TransGlobe did not construct a consolidated reserves report for the combined business. Therefore, the actual reserve of the combined business, may differ from the pro forma reserves for a number of reasons.

U.S. GAAP to IFRS Differences
The financial information of TransGlobe included in this Presentation has been prepared in accordance with International Financial Reporting Standards (as promulgated by the International Accounting Standards Board) ("IFRS"). Certain differences exist between IFRS and GAAP, which might be material to the financial information presented in this presentation.

Important Information About the Proposed Arrangement and Where to Find It
In connection with the proposed arrangement, VAALCO intends to file preliminary and definitive proxy statements with the SEC. The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of VAALCO as of the record date established for voting on the proposed arrangement and will contain important information about the proposed arrangement and related matters. Stockholders of VAALCO and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with VAALCO's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO's common stock in connection with the proposed arrangement because the proxy statement will contain important information about VAALCO, TransGlobe and the proposed arrangement. When available, the definitive proxy statement will be mailed to VAALCO's stockholders as of a record date to be established for voting on the proposed arrangement. Stockholders will also be able to obtain, without charge, copies of (i) the proxy statement, once available, (ii) the other filings with the SEC that have been incorporated by reference into the proxy statement and (iii) other filings containing information about VAALCO, TransGlobe and the proposed arrangement, at the SEC's website at www.sec.gov or by directing a request to: VAALCO Energy, Inc., 9800 Richmond Avenue, Suite 700, Houston, TX 77042, Attention: Secretary, telephone: (713) 623-0801.

Certain Canadian Regulatory Matters
In connection with the proposed arrangement, TransGlobe intends to file a copy of the Arrangement Agreement on its profile on SEDAR (www.sedar.com). Further, TransGlobe intends on mailing to its shareholders a management information circular and other relevant documents as of the record date established for voting on the proposed arrangement, which will contain important information about the proposed arrangement and related matters. Shareholders of TransGlobe are advised to read, when available, the management information circular in connection with TransGlobe's solicitation of proxies for the meeting of TransGlobe shareholders to approve the proposed arrangement. When finalized, the management information circular will be mailed to TransGlobe shareholders as of record date to be established for voting on the proposed arrangement. Shareholders will also be able to obtain copies of the management information circular on TransGlobe's SEDAR profile (www.sedar.com).

Important Notice to UK investors
This Presentation has not been approved by an authorised person in the UK in accordance with Section 21 of the Financial Services and Markets Act 2000 as amended ("FSMA"). This Presentation does not constitute, and the Company is not making, an offer of transferable securities to the public within the meaning of section 102 (B) of FSMA and in the UK it is being delivered for information purposes only to a very limited number of persons and companies who are 'qualified investors' within the meaning of section 86 (7) of FSMA purchasing as principal or in circumstances under section 86 (2) of FSMA, as well as persons who have professional experience in matters relating to investments and who fall within the category of persons set out in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 as amended (the "Order") or are high net worth companies within the meaning set out in Article 49 of the Order or are otherwise permitted to receive it (the "Relevant Persons"). In the UK this Presentation is directed only at Relevant Persons and must not be acted on or relied upon by persons who are not Relevant Persons.

Disclaimers (cont.)

Participants in the Proposed Arrangement Solicitation

VAALCO, TransGlobe and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VAALCO's stockholders in connection with the proposed arrangement. VAALCO's stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of VAALCO in VAALCO's 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022, its proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on April 22, 2022 and other relevant materials filed with the SEC when they become available; and (ii) regarding TransGlobe's directors and officers in TransGlobe's 2021 Annual Information Form, which is attached as Exhibit 99.1 to Form 40-F, filed with the SEC on March 17, 2022 and other relevant materials filed with the SEC when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VAALCO's stockholders in connection with the proposed arrangement will be set forth in the proxy statement for the proposed arrangement when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed arrangement will be included in the proxy statement that VAALCO intends to file with the SEC.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and "forward-looking information" within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "forecast," "outlook," "aim," "target," "will," "could," "should," "may," "likely," "plan," "probably" or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Presentation include, but are not limited to, statements relating to (i) the proposed arrangement and its expected terms, timing and closing, including receipt of required approvals, satisfaction of other customary closing conditions and expected changes and appointments to the executive leadership team and board of directors; (ii) estimates of future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO's ability to effectively integrate assets and properties it may acquire as a result of the proposed arrangement into VAALCO's operations; (v) expectations regarding future exploration and the development, growth and potential of VAALCO's and TransGlobe's operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vi) expectations regarding future investments or divestitures; (vii) expectations of future dividends and returns to stockholders; (viii) expectations of future balance sheet strength and credit ratings; (ix) expectations of future equity and enterprise value; (x) expectations of the continued listing of VAALCO's common stock on The New York Stock Exchange and London Stock Exchange; (xi) expectations of future plans, priorities and focus and benefits of the proposed arrangement; and (xii) the combined group's environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom. Forward looking statements regarding the percentage share of the Combined Company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders have been calculated based on each company's vested outstanding shares as of the date of the Arrangement Agreement.

Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals (if any) of the proposed arrangement; the ability to complete the proposed arrangement on anticipated terms and timetable; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of VAALCO or TransGlobe; the tax treatment of the proposed arrangement in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the proposed arrangement may not increase VAALCO's relevance to investors in the international E&P industry, increase capital market access through scale and diversification or provide liquidity benefits for shareholders; and other risks described (i) under the caption "Risk Factors" in VAALCO's 2021 Annual Report on Form 10-K, filed with the SEC on March 11, 2022; and (ii) in TransGlobe's 2021 Annual Report on Form 40-F, filed with the SEC on March 17, 2022 or TransGlobe's annual information form for the year ended December 31, 2021 dated March 17, 2022. Neither VAALCO nor TransGlobe is affirming or adopting any statements or reports attributed to the other (including prior oil and gas reserves information) in this Presentation or made by the other outside of this Presentation. More information on potential factors that could affect VAALCO's or TransGlobe's financial results will be included in the preliminary and the definitive proxy statements that VAALCO intends to file with the SEC in connection with VAALCO's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO's common stock in connection with the proposed arrangement. There may be additional risks that neither VAALCO nor TransGlobe presently knows, or that VAALCO or TransGlobe currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect VAALCO's and TransGlobe's expectations, plans or forecasts of future events and views as of the date of this Presentation. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Certain Assumptions Relating to Forward Looking Statements

Forward-looking statements or information are based on a number of factors and assumptions which have been used to develop such statements and information but which may prove to be incorrect. Although TransGlobe and VAALCO believe the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because TransGlobe and VAALCO can give no assurance that such expectations will prove to be correct. Many factors could cause actual results to differ materially from those expressed or implied in any forward-looking statements contained herein.

In addition to other factors and assumptions which may be identified in this presentation, assumptions have been made regarding, among other things, anticipated production volumes; the timing of receipt of regulatory and shareholder approvals for the arrangement; the ability of the combined business to realize the anticipated benefits of the arrangement; ability to effectively integrate assets and property as a result of the arrangement; ability to obtain qualified staff and equipment in a timely and cost-efficient manner; regulatory framework governing royalties, taxes and environmental matters in the jurisdictions in which TransGlobe and VAALCO conducts and the combined business will conduct its business; future capital expenditures; future sources of funding for capital programs; current commodity prices and royalty regimes; future exchange rates; the price of oil; the impact of increasing competition; conditions in general economic and financial markets; availability of drilling and related equipment; effects of regulation by governmental agencies; future operating costs; uninterrupted access to areas of operation and infrastructure; recoverability of reserves and future production rates; the combined business will have sufficient cash flow, debt and equity sources or other financial resources required to fund its capital and operating expenditures and requirements as needed; results of operations will be consistent with expectations; current or, where applicable, proposed industry conditions, laws and regulations will continue in effect; the estimates of reserves and resource volumes and the assumptions related thereto are accurate in all material respects; and other matters.

Disclaimers (cont.)

Oil & Gas Advisories Relating to TransGlobe

Reserves

The estimates of TransGlobe's December 31, 2021 reserves set forth in this presentation have been prepared by GLJ Ltd. ("GLJ"), an independent qualified reserves evaluator, as of December 31, 2021 in accordance with NI 51-101 and the COGEH and using the forecast of prices, inflation and exchange rates computed using the average of the forecasts of GLJ Ltd., McDaniel & Associates Consultants Ltd. and Sproule Associates Limited each dated January 1, 2022.

Drilling locations

This Presentation discloses drilling inventory in three categories: (i) proved locations; (ii) probable locations; and (iii) unbooked locations. Proved locations and probable locations are derived from GLJ Ltd.'s reserves evaluation as of December 31, 2021 and account for drilling locations that have associated proved and/or probable reserves, as applicable. Of the 80 drilling locations identified herein, 6 are proved locations, 13 are probable locations and 61 are unbooked locations.

Unbooked locations are internal estimates based on TransGlobe's prospective acreage and an assumption as to the number of wells that can be drilled per section based on industry practice and internal review. Unbooked locations do not have attributed reserves or resources. Unbooked locations consist of drilling locations that have been identified by management as an estimation of TransGlobe's multi-year drilling activities based on evaluation of applicable geologic, seismic, engineering, production and reserves information. There is no certainty that TransGlobe will drill all of these drilling locations and if drilled there is no certainty that such locations will result in additional oil and gas reserves, resources or production. The drilling locations on which TransGlobe drills wells will ultimately depend upon the availability of capital, regulatory approvals, seasonal restrictions, oil and natural gas prices, costs, actual drilling results, additional reservoir information that is obtained and other factors. While certain of the unbooked drilling locations have been de-risked by drilling existing wells in relative close proximity to such unbooked drilling locations, other unbooked drilling locations are farther away from existing wells where management has less information about the characteristics of the reservoir and therefore there is more uncertainty whether wells will be drilled in such locations and if drilled there is more uncertainty that such wells will result in additional oil and gas reserves, resources or production.

"BOEs" may be misleading, particularly if used in isolation. A BOE conversion ratio of six thousand cubic feet of natural gas to one barrel of oil equivalent (6 mcf: 1 bbl) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different from the energy equivalency of 6:1, utilizing a conversion on a 6:1 basis may be misleading as an indication of value.

Evercore Partners International LLP ("Evercore"), acts as financial adviser to TransGlobe. Evercore acts solely for TransGlobe, and will not be responsible to anyone other than TransGlobe for providing the protections afforded to its customers or for advising any other person in relation to the contents of this Presentation or on any transaction or arrangement referred to in this Presentation. Evercore has not authorised the contents of this Presentation (or any part of it) and no representation or warranty (express or implied) is made, or liability accepted, by Evercore as to any of the contents of this Presentation without prejudice to any liability for, or remedy in respect of, fraudulent misrepresentation.

Stifel, Nicolaus & Company, Incorporated ("Stifel"), acts as financial adviser to VAALCO. Stifel acts solely for VAALCO, and will not be responsible to anyone other than VAALCO for providing the protections afforded to its customers or for advising any other person in relation to the contents of this Presentation or on any transaction or arrangement referred to in this Presentation. Stifel has not authorised the contents of this Presentation (or any part of it) and no representation or warranty (express or implied) is made, or liability accepted, by Stifel as to any of the contents of this Presentation without prejudice to any liability for, or remedy in respect of, fraudulent misrepresentation.

Canaccord Genuity Limited ("Canaccord"), a member firm of the LSE, is authorised and regulated by the FCA and acts as nominated adviser and broker to TransGlobe. Canaccord acts solely for TransGlobe, and will not be responsible to anyone other than TransGlobe for providing the protections afforded to its customers or for advising any other person in relation to the contents of this Presentation or on any transaction or arrangement referred to in this Presentation. Canaccord's responsibilities as TransGlobe's nominated adviser under the AIM Rules for Companies and the AIM Rules for Nominated Advisers are owed solely to the LSE and are not owed to TransGlobe. Canaccord has not authorised the contents of this Presentation (or any part of it) and no representation or warranty (express or implied) is made, or liability accepted, by Canaccord as to any of the contents of this Presentation without prejudice to any liability for, or remedy in respect of, fraudulent misrepresentation.

VAALCO ENERGY, INC.

TransGlobe Energy CORPORATION

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